UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 2016

MILESTONE SCIENTIFIC INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-14053	13-3545623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07034

(Address of principal executive office) (Zip Code)

Registrant's telephone number, including area code (973) 535-2717

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.     Changes in Registrant’s Certifying Accountant.

Effective July 18, 2016 (the “Effective Date”), Milestone Scientific Inc. (the “Company”) engaged Friedman LLP as its new independent registered public accounting firm and dismissed Baker Tilly Virchow Krause, LLP (“Baker Tilly”) from serving as the Company’s independent registered public accounting firm. The Company’s decision to dismiss Baker Tilly was based on its determination to lower its audit and audit related expenses. The Company’s Audit Committee unanimously approved and authorized the change, directed the process of review of candidate firms to replace Baker Tilly and made the final decision to engage Friedman LLP.

The reports of Baker Tilly on the financial statements of the Company for the years ended December 31, 2014 and 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits of the years ended December 31, 2014 and 2015 and reviews of the Company’s financial statements through the Effective Date there were no disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Baker Tilly, would have caused them to make reference thereto in their reports on the financial statements.

The Company has furnished to Baker Tilly the statements made in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is Baker Tilly’s letter to the Securities and Exchange Commission, dated July 21, 2016, regarding these statements.

During the two most recent fiscal years and through the Effective Date, the Company has not consulted with Friedman LLP on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in each case where a written report was provided or oral advice was provided that Friedman LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter, dated July 21, 2016 from Baker Tilly to the Securities and Exchange Commission, regarding change in certifying accountant of the Company.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2016
MILESTONE SCIENTIFIC INC.

	By:	/s/ Joseph D’Agostino
Joseph D’Agostino
Chief Financial Officer

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